UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2023

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2023, VAALCO Energy, Inc. (the “Company”) received a notice from The New York Stock Exchange (the “NYSE”) that the Company was not in compliance with the continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual, because the Company did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“Form 10-K”) with the Securities and Exchange Commission (the “SEC”) on or prior to the due date thereof or by the extended filing due date provided by Rule 12b-25. The NYSE informed the Company that, under the NYSE’s rules, the Company has six months from March 31, 2023 to file its Form 10-K with the SEC.

As the Company reported in its Form 12b-25 filed with the SEC on March 17, 2023, as a result of the Company’s acquisition of TransGlobe Energy Corporation on October 13, 2022, the process of completing the preliminary purchase price allocation and reviewing the consolidation of TransGlobe’s results into VAALCO’s financial statements caused unexpected delays in the completion of the audit of its financial statements for the year ended December 31, 2022.

On April 6, 2023, the Company filed its Form 10-K with the SEC. The Company believes it has remedied its noncompliance.

On April 7, 2023, the Company issued a press release disclosing the Company’s receipt of the NYSE notification letter, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by VAALCO Energy, Inc. on April 7, 2023 announcing its receipt of notice from The New York Stock Exchange regarding late filing on Form 10-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: April 7, 2023
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller